                                                                    EXHIBIT 10.1


                             RESTRUCTURING AGREEMENT

                                     Between

                                GERON CORPORATION

                                       and

                        RGC INTERNATIONAL INVESTORS, LDC



                          Dated as of November 9, 2001

                             RESTRUCTURING AGREEMENT

            THIS RESTRUCTURING AGREEMENT (this "AGREEMENT") is dated as of November 9, 2001, between Geron Corporation, a Delaware corporation (the "COMPANY") and RGC INTERNATIONAL INVESTORS, LDC, a Cayman Islands limited duration company (together with its affiliates to which rights hereunder may be transferred pursuant to Section 5.6 hereof and any other assignee or transferee of its rights hereunder in accordance with Section 5.6 hereof, the "PURCHASER").

      WHEREAS, pursuant to the Securities Purchase Agreement, dated September 30, 1999, by and between the Company and the Purchaser (the "SERIES C PURCHASE AGREEMENT"), the Company issued and sold to the Purchaser, and the Purchaser purchased from the Company, an aggregate of Twelve Million Five Hundred Thousand Dollars ($12,500,000) in principal amount of Series C Two Percent (2%) Convertible Debentures (the "SERIES C DEBENTURES");

      WHEREAS, pursuant to the Securities Purchase Agreement, dated June 29, 2000, by and between the Company and the Purchaser (the "SERIES D PURCHASE AGREEMENT"), the Company issued and sold to the Purchaser, and the Purchaser purchased from the Company, an aggregate of Twenty-Five Million Dollars ($25,000,000) in principal amount of Series D Zero Coupon Convertible Debentures, (the "SERIES D DEBENTURES"), and, warrants, (the "SERIES D WARRANTS"), to purchase up to Eight Hundred Thirty Four Thousand Eight Hundred Thirty Six (834,836) shares of the Company's common stock, par value $.001 per share (the "COMMON STOCK");

      WHEREAS, (i) pursuant to the terms of the Registration Rights Agreement, dated September 30, 1999, by and between the Company and the Purchaser (the "SERIES C REGISTRATION RIGHTS AGREEMENT"), the Company registered with the Securities and Exchange Commission (the "SEC") on Registration Statement No. 333-89981 the shares of Common Stock underlying the Series C Debentures (the "SERIES C REGISTRATION STATEMENT") and (ii) pursuant to the terms of the Registration Rights Agreement, dated June 29, 2000, by and between the Company and the Purchaser (the "SERIES D REGISTRATION RIGHTS AGREEMENT"), the Company registered with the SEC on Registration Statement No. 333-40984 the shares of Common Stock underlying the Series D Debentures and the Series D Warrants (the "SERIES D REGISTRATION STATEMENT");

      WHEREAS, the Purchaser acknowledges that the Company has filed, and obtained effectiveness of, a Registration Statement (as defined in the Series D Registration Rights Agreement) registering the number of shares of Common Stock required pursuant to Section 2(a) of the Series D Registration Rights Agreement; and

      WHEREAS, this Agreement shall provide for (i) the conversion of outstanding balance of the Series C Debentures held by the Purchaser into shares of Common Stock, (ii) the conversion of a portion of the Series D Debentures held by the Purchaser into shares of Common Stock and (iii) the amendment and restatement of the remaining Series D Debentures and Series D Warrants.

      IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and each Purchaser agree as follows:

                                    ARTICLE 1

               CONVERSION; AMENDMENT OF DEBENTURES AND WARRANTS

      1.1 CONVERSION OF DEBENTURES. Subject to the terms and conditions set forth herein, at the Closing the Buyer shall (i) convert all of the outstanding balance of principal and interest due under the Series C Debentures at the Conversion Price set forth therein ($10.25 per share) into shares of Common Stock (the "SERIES C CLOSING CONVERSION SHARES"), and (ii) convert an aggregate of Ten Million Dollars ($10,000,000) in outstanding principal due under the Series D Debentures at a conversion price equal to $9.89 per share into shares of Common Stock (the "SERIES D CLOSING CONVERSION SHARES" and together with the Series C Closing Conversion Shares, the "CLOSING CONVERSION SHARES").

      1.2 AMENDMENT OF THE DEBENTURES AND WARRANTS. (i) The Series D Debentures shall be amended and restated and shall be reissued in the form attached hereto as "EXHIBIT A" (the "AMENDED SERIES D DEBENTURES") and (ii) the Series D Warrants shall be amended and restated and shall be reissued as two separate warrants in the forms attached hereto as "EXHIBIT B" (the "SERIES D-1 WARRANT") and "EXHIBIT C" (the "SERIES D-2 WARRANT" which together with the Series D-1 Warrants shall be collectively referred to herein as the "AMENDED SERIES D WARRANTS").

      1.3 THE CLOSING. The closing of the transactions contemplated by this Agreement (the "CLOSING") shall take place at the offices of Akerman, Senterfitt & Eidson, One Southeast Third Avenue, 28th Floor, Miami, Florida 33131-1714, immediately following the execution hereof or such later date or different location as the parties shall agree, but not prior to the date that the conditions set forth in Section 4.1 have been satisfied or waived by the appropriate party (the "CLOSING DATE"). At the Closing Date:

            (a) All of the outstanding balance of the Series C Debentures shall be converted into 635,516 shares of Common Stock and certificates evidencing such shares of Common Stock (or electronic delivery of such shares pursuant to Section 3.6) shall be delivered to the Purchaser;

            (b) The Series D Debentures in the aggregate amount of Ten Million Dollars ($10,000,000) shall be converted into 1,011,122 shares of Common Stock and certificates evidencing such shares of Common Stock (or electronic delivery of such shares pursuant to Section 3.6) shall be delivered to the Purchaser;

            (c) The Company shall deliver to the Purchaser the Amended Series D Debenture and the Amended Series D Warrants; and

            (d) The parties shall execute and deliver each of the documents referred to in Section 4.1 hereof.

                                    ARTICLE 2

                         REPRESENTATIONS AND WARRANTIES

      2.1 REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY. The Company hereby makes the following representations and warranties to the
Purchaser:

            (a) ORGANIZATION AND QUALIFICATION. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own, lease, use and operate its properties and assets and to carry on its business as currently conducted. Except as set forth on Schedule 2.1(a) (which, with the other schedules referenced herein, have been delivered separately to the Purchaser), the Company has no subsidiaries (collectively, the "SUBSIDIARIES" (as defined below)). Each of the Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the full corporate power and authority to own, lease, use and operate its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have a Material Adverse Effect (as defined below). "MATERIAL ADVERSE EFFECT" means any material adverse effect on (i) the Securities (as defined below), (ii) the business, operations, assets, financial condition or prospects of the Company and its Subsidiaries, if any, taken as a whole, (iii) on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith, or (iv) the authority or the ability of the Company to perform its obligations under this Agreement, the Amended Series D Debentures or the Amended Series D Warrants. "SUBSIDIARIES" means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest and which would be deemed to be a "significant subsidiary" (as such term is defined in Rule 1-02(w) of Regulation S-X promulgated under the Securities Act of 1933, as amended (the "SECURITIES ACT").

            (b) AUTHORIZATION; ENFORCEMENT. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement, the Amended Series D Debentures and the Amended Series D Warrants (collectively, the "TRANSACTION Documents"), and otherwise to carry out its obligations hereunder and thereunder including issuance of the Securities (as defined in Section 2(d) below). The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Closing Conversion Shares, the Amended Series D Debentures and the Amended Series D Warrants and the issuance and reservation for issuance of the Debenture Shares (as defined in Section 2(d) below) issuable upon conversion of or otherwise pursuant to the Amended Series D Debentures and the Warrant Shares (as defined in Section 2(d) below) issuable upon exercise of or otherwise pursuant to the Amended Series D Warrants) have been duly authorized by all necessary corporate action and no further action is required by the Company, its Board of Directors or its stockholders.

Each of this Agreement and the Transaction Documents has been duly executed by the Company and when delivered in accordance with the terms hereof will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

            (c) CAPITALIZATION. As of the date hereof and immediately prior to the Closing Date, the authorized and outstanding capital stock and all shares of capital stock reserved for issuance pursuant to securities (other than the Amended Series D Debentures and the Amended Series D Warrants) exercisable for, or convertible into or exchangeable for shares of any of the capital stock of the Company is, and will be, as set forth on Schedule 2.1(c). The issuance and sale of all interests in such capital stock have been in compliance with all applicable federal and state securities laws. No shares of capital stock are entitled to preemptive or similar rights, nor is any holder of the capital stock entitled to preemptive or similar rights arising out of any agreement or understanding with the Company by virtue of any of the Transaction Documents. Except as disclosed on Schedule 2.1(c), other than the Amended Series D Debentures and the Amended Series D Warrants, there are no outstanding options, warrants, scrip, rights to subscribe to, calls, puts or commitments of any character whatsoever relating to securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire any shares of capital stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of capital stock, or securities or rights convertible or exchangeable into shares of capital stock. No anti-dilution or similar adjustment provision of securities of the Company will be triggered by the issuance of the Closing Conversion Shares, the Amended Series D Debentures, the Amended Series D Warrants, the Debenture Shares or the Warrant Shares except as described on Schedule 2.1(c). The Company is not subject (contingent or otherwise) to repurchase or otherwise acquire or retire any units of its capital stock or any security convertible into or exchangeable for any of its capital stock. Except as specifically disclosed in the SEC Documents (as defined below) or except as described on Schedule 2.1(c), to the Company's best knowledge, no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")) or has the right to acquire by agreement with or by obligation binding upon the Company beneficial ownership of in excess of 5% of the Common Stock. "PERSON" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

            (d) AUTHORIZATION AND VALIDITY; ISSUANCE OF SHARES. All of the Closing Conversion Shares, the Amended Series D Debentures and the Amended Series D Warrants have been duly authorized, and when delivered as contemplated hereby, will be validly issued, fully paid and non-assessable, free and clear of all liens, encumbrances and Company rights of first refusal, other than liens and encumbrances created by the Purchaser (collectively, "LIENS") and will not be subject to any preemptive or similar rights. The shares of Common Stock issuable upon conversion of or otherwise pursuant to the Amended Series D Debentures (including, without limitation, such additional shares of Common Stock, if any, as are issuable as a result of the events described in

Section 2(c) of the Series D Registration Rights Agreement (such shares of Common Stock being collectively referred to herein as the "DEBENTURE SHARES") and the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Amended Series D Warrants (the "WARRANT SHARES" and, collectively with the Closing Conversion Shares and the Debenture Shares, the "UNDERLYING SHARES") are and will at all times hereafter continue to be duly authorized and reserved for issuance and the shares of Common Stock, when issued upon conversion of or otherwise pursuant to the Amended Series D Debentures and upon exercise of or otherwise pursuant to the Amended Series D Warrants in accordance with their respective terms, will be validly issued, fully paid and non-assessable, free and clear of all Liens and will not be subject to any preemptive or similar rights. The Closing Conversion Shares, Amended Series D Debentures, Amended Series D Warrants, Debenture Shares and Warrant Shares are collectively referred to herein as the "SECURITIES."

            (e) ACKNOWLEDGMENT OF DILUTION. The Company understands and acknowledges the potentially dilutive effect to the Common Stock upon issuance of the Closing Conversion Shares, upon issuance of the Debenture Shares upon conversion of or otherwise pursuant to the Amended Series D Debentures and upon issuance of the Warrant Shares upon exercise of or otherwise pursuant to the Amended Series D Warrants. The Company's directors and executive officers have studied and fully understand the nature of the Securities being sold hereunder. The Company further acknowledges that its obligation to issue the Closing Conversion Shares and the Debenture Shares and Warrant Shares upon conversion of the Amended Series D Debentures or exercise of the Amended Series D Warrants in accordance with this Agreement, the Amended Series D Debentures and the Amended Series D Warrants is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company. Taking the foregoing into account, the Company's Board of Directors has determined, in its good faith business judgment, that the issuance of the Securities hereunder and the consummation of the transactions contemplated hereby and thereby in the best interests of the Company and its stockholders.

            (f) NO CONFLICTS. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Closing Conversion Shares and the issuance and reservation for issuance of the Debenture Shares and Warrant Shares) do not and will not (i) conflict with or violate any provision of the certificate of incorporation, bylaws or other charter documents of the Company or any of the Subsidiaries,
(ii) subject to obtaining the consents referred to in Section 2.1(g), violate or conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, license or instrument (evidencing a Company or Subsidiary debt or otherwise) to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or
(iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any Subsidiary is subject (including Federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject), or by which any material property or asset of the Company or any Subsidiary is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations or cancellations that are not reasonably likely, individually or in the aggregate, to have a Material Adverse Effect).

            (g) CONSENTS AND APPROVALS. Except as specifically set forth on
Schedule 2.1(g), neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, regulatory agency, self-regulatory organization or stock market or other person in connection with the execution, delivery and performance by the Company of the Transaction Documents or to issue the Closing Conversion Shares, the Amended Series D Debentures and Amended Series D Warrants in accordance with the terms hereof and to issue the Debenture Shares upon conversion of or otherwise pursuant to the Amended Series D Debentures and the Warrant Shares upon exercise of or otherwise pursuant to the Amended Series D Warrants, other than (i) the filing of an additional registration statement and prospectus supplement with the SEC pursuant to Section 3.8 hereof, (ii) the notification(s) or any letter(s) acceptable to the Nasdaq for the listing of the Underlying Shares on the Nasdaq National Market (and with any other national securities exchange or market on which the Common Stock is then listed), and
(iii) any filings, notices or registrations under applicable state securities laws (together with the consents, waivers, authorizations, orders, notices and filings referred to on Schedule 2.1(g), the "REQUIRED APPROVALS"). The Company is not in violation of the listing requirements of the Nasdaq and does not reasonably anticipate that the Common Stock will be delisted by the Nasdaq in the foreseeable future. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

            (h) DISCLOSURE; ABSENCE OF CERTAIN CHANGES. Neither the Schedules to this Agreement, the Transaction Documents or any other information provided to the Purchaser by the Company in connection with the transactions contemplated hereby contain, nor did the SEC Documents (as defined below), when filed, or if amended, when amended, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made herein and therein, in light of the circumstances under which they were made, not misleading. Except as disclosed on Schedule 2.1(h) or the SEC Documents filed on EDGAR at least one business day prior to the date hereof, since December 31, 2000, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, liabilities or results of operations or, insofar as can reasonably be foreseen, prospects of the Company or the Subsidiaries. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings. No event, liability, development or circumstance has occurred or exists, or is contemplated to occur, with respect to the Company or its Subsidiaries or their respective businesses, properties, operations or financial condition or, insofar as can reasonably be foreseen, prospects, which has not been publicly announced or disclosed but under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the Company's reports filed under the Exchange Act are being incorporated into an effective registration statement filed by the Company under the Securities Act.)

            (i) SEC DOCUMENTS; FINANCIAL STATEMENTS. The Common Stock of the Company is registered pursuant to Section 12(g) of the Exchange Act. The Company has filed all reports schedules, forms, statements and other documents required to be filed by it under the Exchange Act, including pursuant to Section 13, 14 or 15(d) thereof (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being collectively referred to herein as the "SEC DOCUMENTS"), on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. The Company has made available to each Purchaser true and complete copies of the SEC Documents, except for such exhibits and incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior to the date hereof). All material agreements to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any Subsidiary are subject have been filed as exhibits to the SEC Documents to the extent required; neither the Company nor any of its Subsidiaries is in breach of any agreement where such breach, individually or in the aggregate, would have a Material Adverse Effect. The financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments. Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to December 31, 2000 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

            (j) BROKER'S FEES. No fees or commissions or similar payments with respect to the transactions contemplated by this Agreement or the Transaction Documents have been paid or will be payable by the Company to any broker, financial advisor, finder, investment banker, or bank. The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 2.1(j) that may be due in connection with the transactions contemplated by this Agreement and the Transaction Documents.

            (k) LISTING AND MAINTENANCE REQUIREMENTS COMPLIANCE. The principal market on which the Common Stock is currently traded is the Nasdaq National Market. Except as disclosed on Schedule 2.1(k), the Company has not in the three years preceding the date hereof received notice (written or oral) from Nasdaq (or any stock exchange, market or trading facility on which the Common Stock is or has been listed (or on which it has been quoted)) to the effect that the Company is not in compliance with the listing or maintenance requirements of such market or exchange. The Company is not aware of any facts which would reasonably lead to delisting or suspension of the Common Stock by Nasdaq. After giving effect to the transactions contemplated by this Agreement and the Transaction Documents, the Company believes that it is and will be in compliance with all such maintenance requirements.

            (l) FORM S-3 ELIGIBILITY. The Company is, and at the Closing Date will be, eligible to register securities (including the Underlying Shares) for resale with the SEC on Form S-3 (or any successor form) promulgated under the Securities Act.

            (m) ACKNOWLEDGMENT REGARDING PURCHASER'S PURCHASE OF SECURITIES. The Company acknowledges and agrees that the Purchaser is acting solely in the capacity of arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and that any statement made by the Purchaser or any of its respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Purchaser's purchase of the Securities and has not been relied upon by the Company, its officers or directors in any way. The Company further represents to the Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives and the representations and warranties of the Purchaser set forth herein.

      2.2 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser hereby represents and warrants to the Company as follows:

            (a) ORGANIZATION; AUTHORITY. The Purchaser is a limited duration company duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation with the requisite power and authority, corporate or otherwise, to enter into and to consummate the transactions contemplated hereby and by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Purchaser and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no further action is required by the Purchaser. This Agreement has been duly executed and delivered by the Purchaser and constitutes the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.

            (b) RESIDENCY. The Purchaser is a resident of the jurisdiction set forth immediately below the Purchaser's name on the signature pages hereto.

                                    ARTICLE 3

                                OTHER AGREEMENTS

      3.1   TRANSFER RESTRICTIONS.

            (a) If the Purchaser should decide to dispose of the Closing Conversion Shares, the Amended Series D Debentures, the Amended Series D Warrants, the Debentures Shares or the Warrant Shares held by it, the Purchaser understands and agrees that it may do so only (i) pursuant to an effective registration statement under the Securities Act, (ii) to the Company, (iii) pursuant to an available exemption from the registration requirements of the Securities Act, or (iv) pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule) ("RULE 144"). In connection with any transfer of any Closing Conversion Shares, Amended Series D Debentures, Amended Series D Warrants, Debenture Shares or Warrant Shares pursuant to clause (iii) of the preceding sentence, the Company may require the transferor thereof to provide to the Company a written opinion of counsel experienced in the area of United States securities laws selected by the transferor, the form and substance of which opinion shall be customary for opinions of counsel in comparable transactions, to the effect that such transfer does not require registration of such transferred securities under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register any transfer by the Purchaser to an "affiliate" (as defined in Rule 144) of the Purchaser, provided that the transferee certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act and agrees to be bound by the terms of this Agreement and, if applicable, the Series C Registration Rights Agreement or Series D Registration Rights Agreement. Such transferee shall have the rights and obligations of the Purchaser under this Agreement and, if applicable, the Series C Registration Rights Agreement or Series D Registration Rights Agreement. Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement; provided, however, that upon execution on any such pledge, the pledgee shall be subject to the restrictions on transfer of the Securities contained in this Agreement.

            (b) The Purchaser agrees to the imprinting, so long as is required by this Section 3.1(b), of the following legend on the Closing Conversion Shares, Amended Series D Debentures, the Amended Series D Warrants, the Debenture Shares and the Warrant Shares:

                    THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED
            WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT.

      Neither the Closing Conversion Shares, the Amended Series D Debentures, the Amended Series D Warrants, the Debenture Shares, nor the Warrant Shares shall contain the legend set forth above if (i) the issuance of any of such Securities occurs at any time while a Registration Statement (as defined in the Series C and Series D Registration Rights Agreements) covering such Securities is effective under the Securities Act, (ii) in the written opinion of counsel to the Company experienced in the area of United States securities laws such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC),
(iii) such holder provides the Company with reasonable assurances that such security can be sold pursuant to Rule 144 and such security is sold pursuant to Rule 144, or (iv) such Closing Conversion Shares, Amended Series D Debentures, Amended Series D Warrants, Debenture Shares or Warrant Shares may be sold pursuant to Rule 144(k). The Company agrees that it will provide each Purchaser, upon request, with a certificate or certificates representing Closing Conversion Shares, Amended Series D Debentures, Amended Series D Warrants, Debenture Shares or Warrant Shares, free from such legend at such time as such legend is no longer required hereunder. Purchaser agrees to sell all Amended Series D Debentures, Amended Series D Warrants and Underlying Shares, including those from which the legend set forth in this Section 3.1(b) has been removed, in compliance with all applicable prospectus delivery requirements under the Securities Act pursuant to Rule 144 or pursuant to another available exemption under the Securities Act.

      3.2 STOP TRANSFER INSTRUCTION. The Company may make notations on its records or give instructions to any transfer agent with regard to the restrictions on transfer set forth in Section 3.1; provided, however, the Company may not make any notation on its records or give instructions to any transfer agent of the Company which enlarge the restrictions on transfer set forth in Section 3.1.

      3.3 FURNISHING OF INFORMATION; ELIGIBILITY TO USE FORM S-3. As long as the Purchaser owns the Closing Conversion Shares, the Amended Series D Debentures, the Amended Series D Warrants, the Debenture Shares or the Warrant Shares, the Company will cause the Common Stock to continue at all times to be registered under 12(g) of the Exchange Act, will timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13, 14 or 15(d) of the Exchange Act and will not take any action or file any document (whether or not permitted by the Exchange Act or the rules thereunder) to terminate or suspend such reporting and filing obligations. The Company further covenants that it will take such further action as any holder of the Closing Conversion Shares, the Amended Series D Debentures, the Amended Series D Warrants, the Debenture Shares or the Warrant Shares may reasonably request, all to the extent required from time to time to enable such Person to sell the Closing Conversion Shares, Amended Series D Debentures, the Amended Series D Warrants, the Debenture Shares, or the Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act. The Company will take all necessary action to continue to meet, the "registrant eligibility" requirements set forth in the general instructions to Form S-3.

      3.4 FILING OF FORM 8-K. Prior to 3:00 p.m. eastern standard time on November 13, 2001, the Company shall file a Form 8-K with the SEC describing the terms of the transaction contemplated by this Agreement and the Transaction Documents in the form required by the Exchange Act.

      3.5 EFFECT OF EXISTING AGREEMENTS. Notwithstanding anything to the contrary contained in this Agreement, the Series C Purchase Agreement, the Series D Purchase Agreement, the Series C Registration Rights Agreement and the Series D Registration Rights Agreement shall remain in full force and effect.

      3.6 ISSUANCE OF CONVERSION SHARES. In lieu of delivering physical certificates representing the Common Stock to be issued upon conversion of the Series C Debentures and Series D Debentures at Closing pursuant this Agreement, provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, the Company shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion of the Series C Debentures and Series D Debentures at Closing to the Purchaser by crediting the account of Purchaser's Prime Broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system (to the extent not inconsistent with any provisions of the Series C and Series D Purchase Agreements). If the Company is required to issue certificates representing the Common Stock to be issued upon conversion of the Series C Debentures and Series D Debentures at Closing pursuant this Agreement, such certificates shall be free from any legend or other restriction on transfer.

      3.7  LISTING AND RESERVATION OF DEBENTURE SHARES AND WARRANT SHARES.

            (a) (i) The Company shall promptly prepare and file with Nasdaq (as well as any other national securities exchange or market on which the Common Stock is then listed) a Notification Form(s) for Listing of Additional Shares or a letter(s) acceptable to Nasdaq covering and listing a number of shares of Common Stock which is at least equal to the aggregate amount of Underlying Shares that have not been previously listed on Nasdaq in connection with the issuance of the Series C and Series D Debentures and the Series D Warrants, (ii) take all steps necessary to cause the Underlying Shares not previously approved for listing on Nasdaq to be approved for listing on Nasdaq (as well as on any other national securities exchange or market on which the Common Stock is then listed) as soon as possible thereafter and (iii) provide to the Purchaser evidence of such filing(s). So long as any Purchaser owns any of the Securities, the Company shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of the Closing Conversion Shares and all Debenture Shares and Warrant Shares from time to time issuable upon conversion of the Amended Series D Debentures or exercise of the Amended Series D Warrants. Neither the Company nor any of its Subsidiaries shall take any action which may result in the delisting or suspension of the Common Stock on Nasdaq. The Company will obtain and, so long as any Purchaser owns any of the Securities, maintain the listing and trading of its Common Stock on Nasdaq, the Nasdaq SmallCap Market ("NASDAQ SMALLCAP"), the New York Stock Exchange ("NYSE"), or the American Stock Exchange ("AMEX") and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable. The Company shall promptly provide to the Purchaser copies of any notices it receives from Nasdaq regarding the continued eligibility of the Common Stock for listing on such automated quotation system.

            (b) The Company shall reserve 125% of the number of shares of its authorized but unissued Common Stock which would be issuable upon full conversion of the Amended Series D Debentures or exercise of the Amended Series D Warrants. Shares of Common Stock reserved for issuance upon conversion of the Amended Series D Debentures or exercise of the Amended Series D Warrants shall be allocated pro rata to each Purchaser in accordance with the amount of Amended Series D Debentures or exercise of the Amended Series D Warrants. The Company shall not reduce the number of shares of Common Stock reserved for issuance upon conversion of or otherwise pursuant to the Amended Series D Debentures and exercise of or otherwise pursuant to the Amended Series D Warrants without the consent of each such Purchaser. If, at any time after the Closing Date, the number of shares of Common Stock authorized and reserved for issuance is below 125% of the sum of (x) the number of Debenture Shares issuable upon conversion of or otherwise pursuant to the Amended Series D Debentures (based on the Conversion Price (as defined in the Amended Series D Debenture) in effect from time to time) and (y) the aggregate number of Warrant Shares issued and issuable upon exercise of or otherwise pursuant to the Amended Series D Warrants (based on the Exercise Price (as defined in the Amended Series D Warrants) of the Amended Series D Warrants in effect from time to time), the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company's obligations under this Section 3.7(b), in the case of an insufficient number of authorized shares, and using its best efforts to obtain stockholder approval of an increase in such authorized number of shares.

      3.8 REGISTRATION. The Company represents that the re-sale of the Series C Closing Conversion Shares are covered by the Series C Registration Statement and such registration statement remains effective and such shares of Common Stock are, and will be, freely tradable by the Purchaser. The Company represents that the Series D Registration Statement covers the re-sale of the Series D Closing Conversion Shares, the Debenture Shares and Warrant Shares by the Purchaser and that such registration remains effective and such shares of Common Stock are, and will be, freely tradable by the Purchaser; provided that the number of shares of Common Stock presently registered thereunder is insufficient to allow for the re-sale of all of the Series D Closing Conversion Shares, the Debenture Shares and Warrant Shares. The Company acknowledges and agrees that the Series D Registration Rights Agreement shall remain in full force and effect and that the Series D Closing Conversion Shares, the Debenture Shares and Warrant Shares shall be covered by such agreement to the same extent as the shares of Common Stock underlying the Series D Debentures and Series D Warrants. In accordance with its obligations pursuant to Section 3(b) of the Series D Registration Rights Agreement, the Company shall file (i) a prospectus supplement to the Series D Registration Statement to update the disclosure therein to describe the transaction contemplated by this Agreement (the "SERIES D REGISTRATION STATEMENT SUPPLEMENT") and (ii) a new Registration Statement (as defined in the Series D Registration Rights Agreement) pursuant to Rule 462(b) under the 1933 Act (the "NEW SERIES D REGISTRATION STATEMENT") so as to increase the number of shares registered pursuant to both the Series D Registration Statement and the New Series D Registration Statement to the maximum amount permitted by such rule (2,504,341 (subject to adjustment for stock splits, stock dividends, combinations and similar transactions)) (the "MAXIMUM SERIES D REGISTERED SHARES"). So long as the Company files and obtains effectiveness of the New Series D Registration Statement and the Series D Registration Supplement within fifteen (15) days of the Closing Date and the Maximum Series D Registered Shares remain registered during the Registration Period (as defined in the Series D Registration Rights Agreement), the Company shall not be required to register 125% of the Registrable Securities (as defined in the Series D Registration Rights Agreement) issued or issuable in accordance with Section 3(b) of the Series D Registration Rights Agreement. Other than the modifications described in the preceding sentence, all of the provisions of the Series D Registration Rights Agreement shall remain in full force and effect (including, but not limited to, Section 2(c)).

      3.9 TRANSFER AGENT INSTRUCTIONS. The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates, registered in the name of the Purchaser or its nominee(s), for the Closing Conversion Shares, the Debenture Shares and the Warrant Shares in such amounts as specified from time to time by each Purchaser to the Company in a form acceptable to the Purchaser (the "IRREVOCABLE TRANSFER AGENT INSTRUCTIONS"). Prior to registration of the Closing Conversion Shares, the Debenture Shares and Warrant Shares under the Securities Act or the date on which the Debenture Shares and Warrant Shares may be sold without limitation or restriction as to volume pursuant to Rule 144(k), all such certificates shall bear the restrictive legend specified in Section 3.1(b) of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 3.9, and stop transfer instructions to give effect to Section 3.1 hereof, prior to registration of the Closing Conversion Shares, the Debenture Shares and the Warrant Shares under the Securities Act or the date on which the Closing Conversion Shares, the Debenture Shares and Warrant Shares may be sold without limitation or restriction as to volume pursuant to Rule 144(k), will be given by the Company to its transfer agent and that the Closing Conversion Shares, the Debenture Shares and the Warrant Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section 3.9 shall affect the Purchaser's obligation and agreement set forth in Section 3.1(b). If the Purchaser provides the Company with an opinion of counsel, in form and substance customary for opinions in comparable transactions, to the effect that a public sale, assignment or transfer of the Closing Conversion Shares, the Debentures, the Debenture Shares, the Warrants and the Warrant Shares may be made without registration under the Securities Act or the Purchaser provides the Company with reasonable assurances that the Closing Conversion Shares, the Debentures, Warrants, the Debenture Shares and the Warrant Shares can be sold without limitation or restriction as to volume pursuant to Rule 144(k), the Company shall permit the transfer, and, in the case of the Closing Conversion Shares, the Debenture Shares and the Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Purchaser and without any restrictive legend. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Purchasers by violating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 3.9 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 3.9, that the Purchaser shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

                                    ARTICLE 4

                                   CONDITIONS

      4.1   CONDITIONS PRECEDENT.

            (a) CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY. The obligation of the Company to consummate the transactions contemplated hereunder is subject to the satisfaction or waiver (with prior written notice to the Purchaser) by the Company, at or before the Closing, of each of the following conditions:

                    (i) ACCURACY OF THE PURCHASER'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchaser in this Agreement shall be true and correct in all material respects as of the date when made and as of the Closing Date;

                    (ii) PERFORMANCE BY THE PURCHASER. The Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to the Closing; and

                    (iii) NO INJUNCTION. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement or the Transaction Documents.

            (b) CONDITIONS PRECEDENT TO THE OBLIGATION OF THE PURCHASER. The obligations of the Purchaser hereunder are subject to the satisfaction or waiver (with prior written notice to the Company) by the Purchaser, at or before the Closing, of each of the following conditions:

                    (i) ACCURACY OF THE COMPANY'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of the date when made and as of the Closing Date;

                    (ii) PERFORMANCE BY THE COMPANY. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing;

                    (iii) NO INJUNCTION. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement and the Transaction Documents;

                    (iv) NO SUSPENSIONS OF TRADING IN COMMON STOCK. The trading in the Common Stock shall not have been suspended by the SEC or on Nasdaq which suspension shall remain in effect;

                    (v) LISTING OF COMMON STOCK. The Common Stock shall have been at all times since the date hereof, and on the Closing Date shall be, listed for trading on Nasdaq;

                    (vi) REQUIRED APPROVALS. All Required Approvals shall have been obtained;

                    (vii) SHARES OF COMMON STOCK. The Company shall have duly reserved the number of Debenture Shares and Warrant Shares required by this Agreement and the Transaction Documents to be reserved for issuance upon conversion of the Amended Series D Debentures and the exercise of the Amended Series D Warrants;

                    (viii) CHANGE OF CONTROL. No Change of Control shall have occurred between the date hereof and the Closing Date. "CHANGE OF CONTROL" means the occurrence of any of (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act), other than the Purchaser or any of its Affiliates, of in excess of 50% of the voting securities of the Company, (ii) a replacement of more than one-half of the members of the Company's Board of Directors which is not approved by those individuals who are members of the Board of Directors on the date hereof in one or a series of related transactions, (iii) the merger of the Company with or into another entity, consolidation or sale of all or substantially all of the assets of the Company in one or a series of related transactions or
      (iv) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i), (ii) or (iii); and

                    (ix) TRANSFER AGENT INSTRUCTIONS. The Irrevocable Transfer Agent Instructions, in a form acceptable to the Purchaser, shall have been delivered to and acknowledged in writing by the Company's transfer agent.

            (c) DELIVERY OF DOCUMENTS AND CERTIFICATES BY THE COMPANY. At the Closing, the Company shall have delivered to the Purchaser the following in form and substance reasonably satisfactory to the Purchaser:

                    (i) OPINION. An opinion of the Company's legal counsel in the form attached hereto as EXHIBIT "D" dated as of the Closing Date;

                    (ii) ENFORCEABILITY OPINION. An opinion of the Company's legal counsel in the state of Delaware in the form attached hereto as EXHIBIT "E" dated as of the Closing Date;

                    (iii) DEBENTURE. A Debenture(s) representing the Amended Series D Debenture, registered in the name of such Purchaser, each in form satisfactory to the Purchaser;

                    (iv) STOCK PURCHASE WARRANT. The Amended Series D Warrants, registered in the name of the Purchaser;

                    (v) OFFICER'S CERTIFICATE. An Officer's Certificate dated the Closing Date and signed by an executive officer of the Company confirming the accuracy of the Company's representations, warranties and covenants as of such Closing Date and confirming the compliance by the Company with the conditions precedent set forth in this Section 4.1 as of the Closing Date;

                    (vi) SECRETARY'S CERTIFICATE. A Secretary's Certificate dated the Closing Date and signed by the Secretary or Assistant Secretary of the Company certifying (A) that attached thereto is a true and complete copy of the Certificate of Incorporation of the Company, as in effect on the Closing Date, (B) that attached thereto is a true and complete copy of the by-laws of the Company, as in effect on the Closing Date and (C) that attached thereto is a true and complete copy of the resolutions duly adopted by the Board of Directors of the Company authorizing the execution, delivery and performance this Agreement and of the Transaction Documents, and that such resolutions have not been modified, rescinded or revoked; and

                    (vii) STOCK CERTIFICATES. Certificates (or electronic delivery pursuant to Section 3.6) for 1,646,638 shares of Common Stock issued pursuant to the conversion of the Series C Debentures and Series D Debentures.

                    (viii) REGISTRATION RIGHTS AGREEMENT. The Amendment No. 1 to the Registration Rights Agreement (the "REGISTRATION RIGHTS AGREEMENT AMENDMENT") in the form attached hereto as EXHIBIT F executed by the Company.

            (d) DELIVERY OF DOCUMENTS BY THE PURCHASER. At the Closing, the Purchaser shall have delivered to the Company:

                    (i)   the Series C Debentures;

                    (ii)  the Series D Debentures;

                    (iii) the Series D Warrants; and

                    (IV) the Registration Rights Agreement Amendment executed by the Purchaser.

                                    ARTICLE 5

                                  MISCELLANEOUS

      5.1 FEES AND EXPENSES. Except as set forth in the Registration Rights Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Closing Conversion Shares, the Debenture Shares and the Warrant Shares pursuant hereto.

      5.2 ENTIRE AGREEMENT; AMENDMENTS. This Agreement, together with the Exhibits and Schedules hereto, the Series C Purchase Agreement, the Series C Registration Rights Agreement, the Series D Purchase Agreement, the Series D Registration Rights Agreement and the Transaction Documents contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

      5.3 NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been received (a) upon hand delivery (receipt acknowledged) or delivery by telex (with correct answer back received), telecopy or facsimile (with transmission confirmation report) at the address or number designated below (if received by 8:00 p.m. EST where such notice is to be received), or on the first business day following such delivery (if delivered on a business day after during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications are (i) if to the Company to Geron Corporation, 230 Constitution Drive, Menlo Park, California 94025 attention: David Greenwood, fax no. (650) 473-7701 with copies to Latham & Watkins, 135 Commonwealth Drive, Menlo Park, California 94025, Attention: Alan C. Mendelson, Esq., fax no. (650) 463-2600, and (ii) if to the Purchaser to c/o Rose Glen Capital Management L.P., 3 Bala Plaza East, Suite 501, 251 St. Asaphs Road, Bala Cynwyd, Pennsylvania 19004, Attention: Wayne D. Bloch; fax no. (610) 617-0570 with copies to Akerman, Senterfitt & Eidson, P.A., One Southeast Third Avenue, 28th Floor, Miami, Florida 33131-1714 attention: Bradley D. Houser, Esq., fax no. (305) 374-5095, or such other address as may be designated in writing hereafter, in the same manner, by such Person.

      5.4 AMENDMENTS; WAIVERS. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and a majority-in-interest of the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter. Notwithstanding the foregoing, no such amendment shall be effective to the extent that it applies to less than all of the holders of the Securities. The Company shall not offer or pay any consideration to any Purchaser for consenting to such an amendment or waiver unless the same consideration is offered to each Purchaser and the same consideration is paid to each Purchaser which consents to such amendment or waiver.

      5.5 HEADINGS; INTERPRETIVE MATTERS. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. No provision of this Agreement will be interpreted in favor of, or against, any of the parties hereto by reason of the extent to which any such party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft hereof or thereof.

      5.6 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. The Purchaser may assign this Agreement or any rights or obligations hereunder to any Affiliate thereof without the prior written consent of the Company. All assignees must make the representations and warranties set forth in Section 2.2 and otherwise comply with the terms of this Agreement otherwise applicable to its assignor. This provision shall not limit the Purchaser's right to transfer the Securities in accordance with all of the terms of this Agreement or under the Registration Rights Agreement.

      5.7 NO THIRD-PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

      5.8 GOVERNING LAW. This Agreement and the Transaction Documents shall be governed by and interpreted in accordance with the laws of the State of Delaware applicable to agreements made and to be performed in the State of Delaware (without regard to principles of conflict laws). Both parties irrevocably consent to the jurisdiction of the United States federal courts and the state courts located in Delaware with respect to any suit or proceeding based on or arising under this Agreement, the Transaction Documents, the agreements entered into in connection herewith and therewith and the transactions contemplated hereby or thereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. Both parties irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. Both parties further agree that service of process upon a party mailed by first class mail shall be deemed in every respect effective service of process upon the party in any such suit or proceeding, and the parties herby expressly waive any defenses to the sufficiency of process or service of process made in this manner. Nothing herein shall affect either party's right to serve process in any other manner permitted by law. Both parties agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

      5.9 SURVIVAL. The agreements, covenants, representations, warranties and provisions contained in this Agreement shall survive the delivery of the Amended Series D Debentures and the

Amended Series D Warrants pursuant to this Agreement and the Closing hereunder and any conversion of the Amended Series D Debentures or exercise of the Amended Series D Warrants.

      5.10 EXECUTION. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

      5.11 PUBLICITY. The Company and the Purchaser shall consult with each other in issuing any press releases, filings with the SEC, NASD or any stock exchange or interdealer quotation system or otherwise making public statements with respect to the transactions contemplated hereby and neither party shall issue any such press release, filings with the SEC, NASD or any stock exchange or interdealer quotation system or otherwise make any such public statement without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, rule or regulation, in which such case the disclosing party shall provide the other party with prior notice of such public statement. The Company shall not otherwise publicly disclose the names of any of the Purchaser without the Purchaser's prior written consent.

      5.12 SEVERABILITY. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

      5.13 REMEDIES. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to each Purchaser by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for breach of its obligations hereunder will be inadequate and agrees, in the event of a breach or threatened breach by the Company of any of the provisions hereunder, that each Purchaser shall be entitled, in addition to all other available remedies in law or in equity, to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

      5.14 PAYMENT SET ASIDE. To the extent that the Company makes a payment or payments to the Purchaser hereunder or pursuant to the Registration Rights Agreement or the Purchaser enforces or exercises their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

      5.15 FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request to the extent necessary to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

      5.16 NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have caused this Restructuring Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

                                    GERON CORPORATION


                                    By:      /s/ David L. Greenwood
                                             -----------------------------------
                                    Name:    David L. Greenwood
                                    Title:   Senior Vice President, Corporate
                                             Development and Chief Financial
                                             Officer


                                    RGC INTERNATIONAL INVESTORS, LDC
                                    By:      Rose Glen Capital Management,
                                             L.P., Investment Manager
                                             By:   RGC General Partner Corp.,
                                                   as General Partner

                                       By:    /s/ Wayne D. Bloch
                                             -----------------------------------
                                             Wayne D. Bloch
                                             Managing Director

                                    Residence:    Cayman Islands

                                    ADDRESS:

                                    c/o Rose Glen Capital Management, L.P.
                                    3 Bala Plaza East, Suite 501
                                    251 St. Asaphs Road
                                    Bala Cynwyd, PA  19004
                                    Facsimile:  (610) 617-0570
                                    Telephone:  (610) 617-5900